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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): May 21, 2003


                               SWISS MEDICA, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

             000-24963                                  98-0355519
    (Commission File Number)              (IRS Employer Identification Number)


                           53 Yonge Street, 3rd Floor
                        Toronto, Ontario, Canada M5E 1J3
                    (Address of principal executive offices)

                                  416-657-4134
              (Registrant's telephone number, including area code)



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Item 6.  RESIGNATION of Registrant's directors AND OFFICERS


         On May 21, 2003, Robert J. Kubbernus resigned as a member of the Board of Directors and as an officer of Swiss Medica, Inc. Also on the same date, Swiss Medica, Inc. appointed Raghu Kilambi and Grant Johnson as new directors. Raghu Kilambi was appointed Chairman, Chief Executive Officer and Chief Financial Officer, Grant Johnson was appointed President and Chief Operating Officer and Karen Wylie was appointed Corporate Secretary. On July 1, 2003, Greg Nuttall was appointed to the board of directors as Vice Chairman, Corporate Strategy and Business Development.


Item 7.  Financial Statements and Exhibits

   Financial Statements

         None

   Exhibits

      99.1 -- Letter of Resignation from Robert J. Kubbernus dated May 21, 2003.




                           Forward-Looking Statements

         The information in this Form 8-K includes "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. Swiss Medica, Inc. includes this statement for the express purpose of availing itself of the protections of these safe harbor provisions with respect to all of the forward-looking statements Swiss Medica, Inc. makes. The forward-looking statements in this Form 8-K reflect Swiss Medica, Inc.'s current views with respect to possible future events and financial performance. They are subject to certain risks and uncertainties, including without limitation the absence of significant revenues, financial resources, significant competition and those other risks and uncertainties discussed herein that could cause Swiss Medica, Inc.'s actual results to differ materially from its historical results or those that Swiss Medica, Inc. hopes to achieve. In this Form 8-K, the words, "anticipates," "plans," "believes," "expects," "intends," "future" and similar expressions identify certain forward-looking statements. Please do not place undue reliance on the forward-looking statements contained in this Form 8-K. Swiss Medica, Inc. undertakes no obligation to announce publicly revisions Swiss Medica, Inc. may make to these forward-looking statements to reflect the effect of events or circumstances that may arise after the date of this Form 8-K. All written and oral forward-looking statements made subsequent to the date of this Form 8-K and attributable to Swiss Medica, Inc. or persons acting on its behalf are expressly qualified in their entirety by this section.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        Swiss Medica, Inc.



                         By: /s/Raghu Kilambi
                             ------------------------------------------------
                             Raghu Kilambi, Chairman and Chief Executive Officer



                                  EXHIBIT 99.1


                               ROBERT J. KUBBERNUS
             8 Sultan Street, #702 * Toronto, Ontario M5S 2C1 CANADA
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May 21, 2003



Board of Directors
Global Path Incorporated
8 Sultan Street, #702
Toronto, Ontario M5S 2C1
CANADA

Ladies and Gentlemen:

         Please accept my resignation as an Officer and Director of Global Path Incorporated effective immediately.

Yours very truly,

/s/Robert J. Kubbernus

Robert J. Kubbernus